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SUB-ITEM 77Q1(e): Exhibits

Amended Annex A to Goldman Sachs Trust's Management Agreement is incorporated herein by reference to exhibit (a) (24) to Post-Effective Amendment No. 85 to the Trust's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 12, 2003 (Accession No. 0000950123-03-013727).